                                                                Exhibit 6(i)(a)

                                                        DATED: DECEMBER 1, 1995
                                                     AMENDED: DECEMBER 17, 1997


                                   SCHEDULE A
                                     TO THE
                             DISTRIBUTION AGREEMENT
                        BETWEEN FOUNTAIN SQUARE FUNDS AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP


               NAME OF FUND
               ------------

Fountain Square Government Cash Reserves Fund
Fountain Square Commercial Paper Fund
Fountain Square U.S. Treasury Obligations Fund
Fountain Square U.S. Government Securities Fund
Fountain Square Quality Bond Fund
Fountain Square Ohio Tax Free Bond Fund
Fountain Square Quality Growth Fund
Fountain Square Mid-Cap Fund
Fountain Square Balanced Fund
Fountain Square International Equity Fund
Fountain Square Equity Income Fund
Fountain Square Bond Fund for Income
Fountain Square Municipal Bond Fund
Fountain Square Pinnacle Fund

                                           FOUNTAIN SQUARE FUNDS

                                           By: /s/ Stephen G. Mintos
                                               ---------------------------
                                               Stephen G. Mintos
                                               President


                                           BISYS FUND SERVICES
                                           LIMITED PARTNERSHIP

                                           By: BISYS Fund Services, Inc.
                                               General Partner

                                           By: /s/ George O. Martinez
                                               ---------------------------
                                               George O. Martinez
                                               Senior Vice President

                                                        DATED: DECEMBER 1, 1995
                                                     AMENDED: DECEMBER 17, 1997


                                SCHEDULE B TO THE
                             DISTRIBUTION AGREEMENT
                        BETWEEN FOUNTAIN SQUARE FUNDS AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP


               NAME OF FUND
               ------------

Fountain Square Government Cash Reserves Fund
Fountain Square Commercial Paper Fund
Fountain Square U.S. Treasury Obligations Fund
Fountain Square U.S. Government Securities Fund
Fountain Square Quality Bond Fund
Fountain Square Ohio Tax Free Bond Fund
Fountain Square Quality Growth Fund
Fountain Square Mid-Cap Fund
Fountain Square Balanced Fund
Fountain Square International Equity Fund
Fountain Square Equity Income Fund
Fountain Square Bond Fund for Income
Fountain Square Municipal Bond Fund
Fountain Square Pinnacle Fund

                                           FOUNTAIN SQUARE FUNDS

                                           By: /s/ Stephen G. Mintos
                                               ---------------------------
                                               Stephen G. Mintos
                                               President


                                           BISYS FUND SERVICES
                                           LIMITED PARTNERSHIP

                                           By: BISYS Fund Services, Inc.
                                               General Partner

                                           By: /s/ George O. Martinez
                                               ---------------------------
                                               George O. Martinez
                                               Senior Vice President

                                                        DATED: DECEMBER 1, 1995
                                                     AMENDED: DECEMBER 17, 1997


                                   SCHEDULE C
                                     TO THE
                             DISTRIBUTION AGREEMENT
                        BETWEEN FOUNTAIN SQUARE FUNDS AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP


               NAME OF FUND
               ------------

Fountain Square Government Cash Reserves Fund
Fountain Square Quality Bond Fund
Fountain Square Ohio Tax Free Bond Fund
Fountain Square Quality Growth Fund
Fountain Square Mid-Cap Fund
Fountain Square Balanced Fund
Fountain Square International Equity Fund
Fountain Square Equity Income Fund
Fountain Square Bond Fund for Income
Fountain Square Municipal Bond Fund
Fountain Square Pinnacle Fund

                                           FOUNTAIN SQUARE FUNDS

                                           By: /s/ Stephen G. Mintos
                                               ---------------------------
                                               Stephen G. Mintos
                                               President


                                           BISYS FUND SERVICES
                                           LIMITED PARTNERSHIP

                                           By: BISYS Fund Services, Inc.
                                               General Partner

                                           By: /s/ George O. Martinez
                                               ---------------------------
                                               George O. Martinez
                                               Senior Vice President

                                       C-1